Exhibit 99.7


    BOATMEN'S BANCSHARES, INC.
    CONSOLIDATED BALANCE SHEET

    (dollars in thousands)  September 30, 1996 September 30, 1995 December 31, 1995
    -------------------------------------------------------------------------------
    Assets
    Cash and due from banks       $ 2,232,618      $ 2,205,700    $ 2,611,765
    Short-term investments             59,483           61,249         83,166
    Securities:
      Held to maturity              1,028,881        6,802,763        923,130
      Available for sale           10,944,317        4,456,289     10,347,172
      Trading                          54,946           29,272         58,361
    Federal funds sold and
      securities purchased
      under resale agreements         182,944          690,132      1,225,671
    Loans, net of unearned income  24,314,765       24,184,336     24,050,903
      Less reserve for loan losses    472,161          461,352        452,560
    -------------------------------------------------------------------------------
      Loans, net                   23,842,604       23,722,984     23,598,343
    -------------------------------------------------------------------------------
    Property and equipment            776,366          802,170        800,502
    Other assets                    1,571,794        1,496,884      1,475,379
    -------------------------------------------------------------------------------
      Total assets                $40,693,953      $40,267,443    $41,123,489
    -------------------------------------------------------------------------------

    Liabilities and Stockholders' Equity
    -------------------------------------------------------------------------------
    Liabilities:
    Demand deposits               $ 6,914,124      $ 6,439,523    $ 6,894,649
    Retail savings deposits and
      interest-bearing
      transaction accounts         13,006,473       12,558,120     13,510,720
    Time deposits                  10,641,042       11,543,491     11,572,768
    -------------------------------------------------------------------------------
      Total deposits               30,561,639       30,541,134     31,978,137
    -------------------------------------------------------------------------------
    Federal funds purchased and
      securities sold
      under repurchase agreements   3,277,966        3,022,423      2,902,973
    Short-term borrowings           1,944,904        2,161,579      1,474,991
    Capital lease obligations          38,039           39,373         39,076
    Long-term debt                    606,148          524,282        615,129
    Other liabilities                 683,526          509,015        512,436
    -------------------------------------------------------------------------------
      Total liabilities            37,112,222       36,797,806     37,522,742
    -------------------------------------------------------------------------------
    Redeemable preferred stock            949            1,007            961
    -------------------------------------------------------------------------------
    Stockholders' Equity:
    Preferred stock                    94,671           99,362         99,324
    Common stock ($1 par value; 250,000,000
      shares authorized               158,400          157,562        158,068
    Surplus                         1,209,335        1,205,870      1,212,838
    Retained earnings               2,332,005        2,071,651      2,137,176
    Treasury stock, at cost          (151,597)         (59,205)       (18,096)
    Unrealized net appreciation (depreciation),
      available for sale securities   (62,032)          (6,610)        10,476
    -------------------------------------------------------------------------------
      Total stockholders' equity    3,580,782        3,468,630      3,599,786
    -------------------------------------------------------------------------------
      Total liabilities and
        stockholders' equity      $40,693,953      $40,267,443    $41,123,489
    -------------------------------------------------------------------------------
    Held to maturity securities,
      market value                $ 1,062,445      $ 6,785,734    $   973,801
    Available for sale securities,
      amortized cost               11,050,447        4,467,128     10,330,233
    Common stock, shares
      outstanding                 155,256,583      155,912,820    157,591,239
    Treasury shares                 3,143,773        1,648,866        476,519
    -------------------------------------------------------------------------------



    BOATMEN'S BANCSHARES, INC.
    CONSOLIDATED STATEMENT OF INCOME
                                                Third quarter ended     Nine months ended
                                                   September 30            September 30
    ---------------------------------------------------------------------------------------
    (in thousands except share data)             1996         1995       1996        1995
    ---------------------------------------------------------------------------------------
    Interest income
     Interest and fees on loans              $523,691     $540,212 $1,582,485  $1,569,367
     Interest on short-term
      investments                               1,207        1,146      4,431       3,247
     Interest on Federal funds sold
      and securities
      purchased under resale agreements         3,196       10,218     21,135      28,383
     Interest on held to maturity securities
       Taxable                                              93,539                285,689
       Tax-exempt                              16,254       13,915     48,458      41,783
    ---------------------------------------------------------------------------------------
       Total interest on held to
       maturity securities                     16,254      107,454     48,458     327,472
     Interest on available for
       sale securities                        174,378       68,367    500,026     217,104
     Interest on trading securities             1,265          547      2,748       1,343
    ---------------------------------------------------------------------------------------
      Total interest income                   719,991      727,944  2,159,283   2,146,916
    ---------------------------------------------------------------------------------------
    Interest expense
     Interest on deposits                     246,189      262,652    751,121     760,409
     Interest on Federal funds purchased
      and other short-term borrowings          63,679       77,862    184,116     240,588
     Interest on capital lease
      obligations                                 941          972      2,831       2,925
     Interest on long-term debt                12,289       11,334     36,907      34,956
    ---------------------------------------------------------------------------------------
      Total interest expense                  323,098      352,820    974,975   1,038,878
    ---------------------------------------------------------------------------------------
      Net interest income                     396,893      375,124  1,184,308   1,108,038
    Provision for loan losses                  19,260       12,391     64,842      33,305
    ---------------------------------------------------------------------------------------
      Net interest income after pro-
       vision for loan losses                 377,633      362,733  1,119,466   1,074,733
    ---------------------------------------------------------------------------------------
    Noninterest income
     Trust fees                                52,926       50,444    159,568     148,016
     Service charges                           63,238       58,822    187,236     171,888
     Mortgage banking revenues                 23,286       20,344     67,166      60,281
     Credit card                               11,287       16,200     37,701      45,299
     Investment banking revenues               11,788       10,588     36,367      31,326
     Securities gains (losses), net               576          928      1,924     (18,074)
     Other                                     53,164       38,091    147,250     112,106
    ---------------------------------------------------------------------------------------
      Total noninterest income                216,265      195,427    637,212     550,842
    ---------------------------------------------------------------------------------------
    Noninterest expense
     Staff                                    191,412      182,726    573,133     539,876
     Net occupancy                             26,454       25,617     76,961      74,409
     Equipment                                 30,541       28,335     91,128      85,581
     FDIC/SAIF insurance                       26,326        1,156     31,804      34,343
     Intangible amortization                    9,934       11,121     30,277      32,487
     Advertising                               10,844        9,752     33,165      31,161
     Merger expense                            18,049                  60,463      25,978
     Other                                     83,419       92,778    257,624     258,209
    ---------------------------------------------------------------------------------------
      Total noninterest expense               396,979      351,485  1,154,565   1,082,044
    ---------------------------------------------------------------------------------------
     Income before income tax expense         196,919      206,675    602,113     543,531
    Income tax expense                         71,590       72,994    219,592     191,781
    ---------------------------------------------------------------------------------------
     Net income                              $125,329     $133,681 $  382,521  $  351,750
    ---------------------------------------------------------------------------------------
     Net income available to common
     shareholders                            $123,596     $131,923 $  377,288  $  346,461
    ---------------------------------------------------------------------------------------
     Net income per share                        $.79         $.84      $2.40       $2.21
    ---------------------------------------------------------------------------------------
     Dividends declared per share                $.42         $.37      $1.16       $1.05
    ---------------------------------------------------------------------------------------
    Earnings per share amounts are based on weighted average shares outstanding after adjusting net income for dividends on preferred stock.  For the nine months, average shares outstanding were 157,215,972 in 1996 and 156,577,693 in 1995.
    Preferred dividends declared totaled $5.2 million in 1996 and $5.3 million in
    1995.



   BOATMEN'S BANCSHARES, INC.
   CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                                                                                         Unrealized Net
                                                                                                          Appreciation,
                                                                                                         (Depreciation)
                                  Preferred Stock Common Stock                Retained    Treasury Stock Available for
                                  --------------- -------------                           --------------
                                                                                                             Sales
   (in thousands)                  Shares Amount Shares  Amount   Surplus     Earnings    Shares  Amount   Securities   Total
   -------------------------------------------------------------------------------------------------------------------------------
   BALANCE, JANUARY 1, 1995         250 $100,000 156,084 $156,084 $1,171,184  $1,886,199  (509) $(14,516) $(134,521) $3,164,430
   Net Income                        --       --      --       --         --     351,750    --        --         --     351,750
   Cash dividends declared:
    Common ($1.05 per share)         --       --      --       --         --    (135,144)   --        --         --    (135,144)
    Redeemable preferred             --       --      --       --         --         (58)   --        --         --         (58)
    By pooled company prior to
     merger--common                  --       --      --       --         --     (25,764)   --        --         --     (25,764)
    By pooled company prior to
     merger--preferred               --       --      --       --         --      (5,232)   --        --         --      (5,232)
   Acquisition of treasury stock     --       --      --       --         --          -- (1,962) (68,965)        --     (68,965)
   Common stock issued pursuant
    to dividend reinvestment and
    employee plans                   --       --     646      646     10,694          --   532    16,234         --      27,574
   Common stock issued upon
    acquisition of subsidiaries      --       --     947      947     27,566          --   289     8,008         --      36,521
   Adjustment for purchase of trea-
    sury stock--pooled companies     --       --    (125)    (125)    (3,921)         --    --        --         --      (4,046)
   Retirement of preferred stock     (1)    (500)     --       --         15         (98)   --        --         --        (583)
   Common stock issued upon con-
    version of preferred stock       --     (138)      5        5        133          --    --        --         --          --
   Common stock issued upon
    conversion of convertible
    subordinated debentures          --       --       5        5         65          --     1        34         --         104
   Adjustment of available for sale
    securities to market value       --       --      --       --         --          --    --        --    127,911     127,911
   Other, net                        --       --      --       --        134          (2)   --        --         --         132
   -------------------------------------------------------------------------------------------------------------------------------
   BALANCE, SEPTEMBER 30, 1995      249  $99,362 157,562 $157,562 $1,205,870  $2,071,651 (1,649)$(59,205) $  (6,610) $3,468,630
   -------------------------------------------------------------------------------------------------------------------------------
   BALANCE, JANUARY 1, 1996         248  $99,324 158,068 $158,068 $1,212,838  $2,137,176  (477) $(18,096)   $10,476  $3,599,786
   Net Income                        --       --      --       --         --     382,521    --        --         --     382,521
   Cash dividends declared:
    Common ($1.16 per share)         --       --      --       --         --    (182,407)   --        --         --    (182,407)
    Preferred                        --       --      --       --         --      (5,183)   --        --         --      (5,183)
    Redeemable preferred             --       --      --       --         --         (50)   --        --         --         (50)
   Acquisition of treasury stock     --       --      --       --         --          -- (4,476) (203,851)       --    (203,851)
   Common stock issued pursuant
    to dividend reinvestment and
    employee plans                   --       --     325      325     (2,649)         -- 1,232    47,454         --      45,130
   Common stock issued upon
    acquisition of subsidiaries      --       --      --       --        621          --   431    17,076         --      17,697
   Common stock issued upon
    conversion of preferred stock    (8)  (4,653)      8        8     (1,303)         --   152     5,948         --          --
   Common stock issued upon
    conversion of convertible
    subordinated debentures          --       --      --       --       (130)         --     6       224         --          94
   Adjustment of available for sale
    securities to market value       --       --      --       --         --          --    --        --    (72,508)    (72,508)
   Other, net                        --       --      (1)      (1)       (42)         (5)  (12)     (352)        --        (447)
   -------------------------------------------------------------------------------------------------------------------------------
   BALANCE, SEPTEMBER 30, 1996      240  $94,671 158,400 $158,400 $1,209,335  $2,332,005 (3,144) $(151,597) $(62,032) $3,580,782
   -------------------------------------------------------------------------------------------------------------------------------





    BOATMEN'S BANCSHARES, INC.
    CONSOLIDATED STATEMENT OF CASH FLOWS

    Nine months ended September 30 (in thousands)                       1996            1995
    -----------------------------------------------------------------------------------------------
    Net Cash provided by operating activities                      $   657,895     $   554,032

    Investing Activities:
      Net decrease in Federal funds sold and
        securities purchased under resale agreements                 1,047,252         431,733
      Net increase in loans                                           (282,525)     (1,335,019)
      Proceeds from the sales of foreclosed property                    21,457          30,170
      Proceeds from the maturity of held to maturity securities        101,877         764,771
      Purchases of held to maturity securities                         (90,942)       (377,940)
      Proceeds from the maturity of available for sale securities    1,920,142         842,903
      Proceeds from the sales of available for sale securities         418,523         584,183
      Purchases of available for sale securities                    (3,173,360)       (468,732)
      Net (increase) decrease in short-term investments                 23,683         (16,033)
      Net increase in property and equipment                           (48,598)        (75,718)
      Net cash received from purchase acquisitions                       4,376           1,636
    -----------------------------------------------------------------------------------------------
        Net cash provided (used) by investing activities               (58,115)        381,954
    -----------------------------------------------------------------------------------------------

    Financing Activities:
      Net increase in Federal funds purchased and
        securities sold under repurchase agreements                    374,993          35,108
      Net decrease in deposits                                      (1,485,394)       (825,868)
      Net increase (decrease) in short-term borrowings                 459,913        (225,926)
      Payments on long-term debt                                        (1,515)        (77,594)
      Proceeds from the issuance of long-term debt                       2,534
      Payments on capital lease obligations                             (1,037)         (1,035)
      Cash dividends paid                                             (169,688)       (151,371)
      Acquisition of treasury stock                                   (203,851)        (68,965)
      Purchase and retirement of preferred stock                                          (583)
      Common stock issued pursuant to dividend
        reinvestment and employee plans                                 45,130          27,574
      Decrease in redeemable preferred stock                               (12)           (135)
    -----------------------------------------------------------------------------------------------
        Net cash used by financing activities                         (978,927)     (1,288,795)
    -----------------------------------------------------------------------------------------------
    Decrease in cash and due from banks                               (379,147)       (352,809)
    Cash and due from banks at beginning of year                     2,611,765       2,558,509
    -----------------------------------------------------------------------------------------------
    Cash and due from banks at September 30                        $ 2,232,618     $ 2,205,700
    -----------------------------------------------------------------------------------------------

    For the nine months ended September 30, 1996 and September 30, 1995, interest paid totaled $1.0 million in each period and income taxes paid totaled $224 million and $157 million, respectively.  Loans transferred to foreclosed property totaled $14 million in 1996, and $9 million in 1995.  Available for sale securities transferred to held to maturity totaled $95 million for the nine months ended September 30, 1996.  In 1995, assets and liabilities of purchased subsidiaries at dates of acquisition included investment securities of $93 million, loans of $168 million, other assets of $37 million, deposits of $258 million and other liabilities of $3 million.

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